Exhibit 99.2 HMH Divestiture of Riverside Clinical & Standardized Testing Portfolio September 12, 2018 TMExhibit 99.2 HMH Divestiture of Riverside Clinical & Standardized Testing Portfolio September 12, 2018 TM

Forward-Looking Statements and Non-GAAP Measures This presentation and oral statements made in connection with this presentation contain certain statements that are not historical facts, including information regarding our intentions, beliefs or current expectations concerning, among other things, the timetable for closing the announced transaction and the expected impact of such transaction; our results of operations, including billings and net sales; financial performance and condition; liquidity; products and services, including for new adoptions; outlook for full year 2018; prospects; growth; markets and market share; strategies, including with respect to investing in our core solutions and extensions businesses and operational excellence; efficiency and cost savings initiatives; the industry in which we operate; and potential business decisions. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the results express in or implied by our forward-looking statements, including, but not limited to, any delays in receiving required regulatory approvals for the transaction or satisfying other closing conditions as well as those identified in the Form 8-K filed earlier today; and in the “Special Note Regarding Forward-Looking Statements” and “Risk Factors” in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We undertake no obligation, and do not expect, to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. In addition, this presentation and oral statements made in connection with this presentation operating measures, such as billings. The use of this measure is limited as it includes and/or does not include certain items not included and/or included in the most directly comparable GAAP measure. 2Forward-Looking Statements and Non-GAAP Measures This presentation and oral statements made in connection with this presentation contain certain statements that are not historical facts, including information regarding our intentions, beliefs or current expectations concerning, among other things, the timetable for closing the announced transaction and the expected impact of such transaction; our results of operations, including billings and net sales; financial performance and condition; liquidity; products and services, including for new adoptions; outlook for full year 2018; prospects; growth; markets and market share; strategies, including with respect to investing in our core solutions and extensions businesses and operational excellence; efficiency and cost savings initiatives; the industry in which we operate; and potential business decisions. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the results express in or implied by our forward-looking statements, including, but not limited to, any delays in receiving required regulatory approvals for the transaction or satisfying other closing conditions as well as those identified in the Form 8-K filed earlier today; and in the “Special Note Regarding Forward-Looking Statements” and “Risk Factors” in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We undertake no obligation, and do not expect, to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. In addition, this presentation and oral statements made in connection with this presentation operating measures, such as billings. The use of this measure is limited as it includes and/or does not include certain items not included and/or included in the most directly comparable GAAP measure. 2

Riverside Divestiture: Overview • HMH to sell Riverside Clinical and Standardized Testing to Alpine Investors for $140 million in cash • Riverside Portfolio was non-core to our 2020 strategy • HMH remains a provider of formative, interim benchmark assessments targeted at improving teaching and learning • Divestiture sharpens focus and creates opportunity to accelerate investment in faster growing Extensions 3Riverside Divestiture: Overview • HMH to sell Riverside Clinical and Standardized Testing to Alpine Investors for $140 million in cash • Riverside Portfolio was non-core to our 2020 strategy • HMH remains a provider of formative, interim benchmark assessments targeted at improving teaching and learning • Divestiture sharpens focus and creates opportunity to accelerate investment in faster growing Extensions 3

Riverside Divestiture: Additional Detail • Riverside is a provider of clinical, summative achievement, and other non-formative assessment — Outside of our core Learning Company strategy • Riverside Billings growth for the last three years was well below the broader Extensions growth opportunity of low to mid-single digits • We expect to use approximately $135 million in net proceeds to accelerate investment in Extensions 4Riverside Divestiture: Additional Detail • Riverside is a provider of clinical, summative achievement, and other non-formative assessment — Outside of our core Learning Company strategy • Riverside Billings growth for the last three years was well below the broader Extensions growth opportunity of low to mid-single digits • We expect to use approximately $135 million in net proceeds to accelerate investment in Extensions 4

HMH 2020 Strategy: Three Pillars 1. Enhance & Extend the Core • Provide highly differentiated products that leverage data analytics and learning science to personalize learning • Expand into faster growing, higher margin extensions in Supplemental, Intervention Solutions and Professional Services • Platform + advanced analytics + continuous delivery = efficacy engine 2. Develop Integrated Solutions • Integrate offerings to unlock true value to customers designed to improve student outcomes • Increase revenue through cross selling and upselling go-to-market initiatives 3. Achieve Operational Excellence • Standardize IT infrastructure, streamline back office and standardize product catalog to eliminate unnecessary variation • Move to Lean Agile Continuous Delivery model for Software development • Improve processes and technology to elevate customer experience 5HMH 2020 Strategy: Three Pillars 1. Enhance & Extend the Core • Provide highly differentiated products that leverage data analytics and learning science to personalize learning • Expand into faster growing, higher margin extensions in Supplemental, Intervention Solutions and Professional Services • Platform + advanced analytics + continuous delivery = efficacy engine 2. Develop Integrated Solutions • Integrate offerings to unlock true value to customers designed to improve student outcomes • Increase revenue through cross selling and upselling go-to-market initiatives 3. Achieve Operational Excellence • Standardize IT infrastructure, streamline back office and standardize product catalog to eliminate unnecessary variation • Move to Lean Agile Continuous Delivery model for Software development • Improve processes and technology to elevate customer experience 5

Riverside Divestiture: Financial Impact • Riverside generated Billings of approximately $80 million in 2017 — Divestiture expected to be accretive to HMH Billings growth rate ▪ Riverside Billings growth last three years well below broader Extensions growth opportunity for low to mid-single digits — De minimis impact on future margins expected • Approximately $135 million of net proceeds expected to be re-deployed in faster growing, high margin Extensions opportunities — Net of estimated transaction fees and expenses — Adequate NOL carry forwards offset any potential taxable gains from the sale • Year-to-date results and full year guidance will be adjusted to reflect the divestiture by the Q3 2018 earnings call — Transaction closing expected by early in Q4 2018 6Riverside Divestiture: Financial Impact • Riverside generated Billings of approximately $80 million in 2017 — Divestiture expected to be accretive to HMH Billings growth rate ▪ Riverside Billings growth last three years well below broader Extensions growth opportunity for low to mid-single digits — De minimis impact on future margins expected • Approximately $135 million of net proceeds expected to be re-deployed in faster growing, high margin Extensions opportunities — Net of estimated transaction fees and expenses — Adequate NOL carry forwards offset any potential taxable gains from the sale • Year-to-date results and full year guidance will be adjusted to reflect the divestiture by the Q3 2018 earnings call — Transaction closing expected by early in Q4 2018 6

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